EXHIBIT "A"


                     SUBSCRIPTION AGREEMENT

                               FOR

                      TRAVEL DYNAMICS, INC.

                       UNITS CONSISTING OF
          WARRANT TO PURCHASE COMMON STOCK, $.001 PAR
                 VALUE AND COMMITMENT FEE

                      TRAVEL DYNAMICS, INC.




                     Subscription Agreement



      --------------------------------------------------


                        HOW TO SUBSCRIBE

     An  investment  in the Units of Travel Dynamics,  Inc.  (the
"Company") is made in the following manner:

     1. Complete, sign and date the Subscription Agreement provided to you separately.

     2.   Provide   a   copy  of  the  Letter  of  Credit   terms
          accompanying the Offering Memorandum in Exhibit B to your bank with the dollar amount equal to the dollar amount of the number of Units for which you are subscribing. Once your bank prepares a form of Irrevocable Letter of Credit, please sign and date the Letter of Credit for the full amount of the Units being purchased ($50,000 minimum, unless otherwise approved).

     3.   Deliver  or  call  for  pick-up  of  your  Subscription
          Agreement and Letter of Credit at:

                      Travel Dynamics, Inc.
                    4150 N. Drinkwater Blvd.
                            5th Floor
                         Scottsdale, AZ
                         (480) 949-9500

                     SUBSCRIPTION AGREEMENT
                               FOR
                      TRAVEL DYNAMICS, INC.

        (All information will be treated as CONFIDENTIAL)

1. The undersigned investor (the "Investor" or "I") by executing this Subscription Agreement (the "Subscription Agreement") hereby subscribes to purchase ________ units (the "Units"). Each Unit consists of (a) a warrant, entitling the holder to purchase one (1) share of the common stock of Travel Dynamics, Inc., a Nevada corporation (the "Company" or "you") at an exercise price of $.50 per share subject to the terms and conditions contained in the warrant agreement (the "Warrant") and
(b) a Commitment Fee, as described below. The Units are being offered by the Company, such offering being herein referred to as the "Offering," on the terms and conditions provided below and with the Private Offering Memorandum dated August 21, 2000 (the "Memorandum"), incorporated herein by reference. (Note: Minimum purchase is $50,000, unless otherwise approved by the Company. After the minimum purchase, additional purchases may be made). In exchange for the Units, the Investor must deliver a completed and signed Subscription Agreement and a Letter of Credit as described in the Memorandum. The Commitment Fee is equal to two percent (2%) of the amount of Units subscribed and paid for by an Investor. The Commitment Fee is not due and payable unless the Letter of Credit is available for use by the Company as contemplated in the Memorandum for a one (1) year period. At the end of each one (1) year period the Company will pay the Commitment Fee by check (or other form) to the name and address of the Investor on the Company's records within thirty (30) days thereafter. Such Commitment Fee will not accrue any interest and is only due and payable if the Investor complies with the terms of the Letter of Credit and Subscription Agreement. This Subscription Agreement shall not be deemed accepted until the Company executes a copy.

2. I hereby provide you with the following representations and information and warrant that you may rely on the truthfulness and accuracy. I understand that you will rely upon the information contained herein to determine my qualifications for investment as required pursuant to the exemptions from registration under federal and state law, in reliance upon which this Offering is being made.

A.   Identity Information

     1.   Name:

          If Investor is other than a natural person:

          a.   Type of Entity:

          b.   Date of Incorporation or Organization:

          c.   Governing Jurisdiction:

          d.    Has  the  entity  been formed  for  the  specific
     purpose of investing in the Units?
               (  ) Yes   (  ) No

     2.   Social Security or Tax Identification Number:

     3.   If Investor is a Trust:

          a.   Trustee(s) (Name, Address & Telephone Number):

          b.     Type  of  Trust:   (   )  Revocable       (    )
          Irrevocable

          c.   Date trust was established:

          d. If the Trust is revocable, state name(s) of Grantor(s):

     4.   If Investor is a Retirement Plan:

          a.    Type  of  plan:  (  ) Qualified Pension,  Profit-
          Sharing or Stock Bonus Plan
               (  ) Keogh  (  ) IRA   (  ) Other

          b.   Plan Fiduciary (Name, Address & Telephone Number):

          c.   Number of Plan Participants

          d.   Name of Plan Participants who will invest in  the
                Units:



          e. 1) Does each Plan Participant who will invest in the Units have the power to direct investments in the Plan and intend to invest in the Units pursuant to the exercise of such power? ( )
               Yes     (  )  No

               (2)    Does   the  Plan  either  have   one   Plan
               Participant or provide for segregated accounts for
               each Plan Participant?    (  )  Yes    (  )  No

     B.   Investor Status Information

          The undersigned qualifies as an Accredited Investor as one or more of the following (please initial all applicable items in the spaces provided):

____      (a)   A  natural person whose individual net worth,  or
          joint net worth with my spouse, at the time of purchase exceeds $1,000,000.

____      (b)   A  natural person who had individual gross income
          in excess of $200,000 in each of the two most recent years and reasonably expects a gross income in excess of $200,000 in the current year.

____ (c) A natural person who, with his or her spouse, had a joint gross income in excess of $300,000 in each of the two most recent years and reasonably expects a joint gross income in excess of $300,000 in the current year.

____      (d)   A director or executive officer of the issuer  of
          the securities being offered or sold.

____ (e) An entity in which all of the equity owners are Accredited Investors under paragraphs (a) through (d) above or (f) through (s) below. (Attach a list showing each owner and indicate which of the paragraphs applies to each.)

____ (f) A self-directed employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") in which investment decisions are solely within the control of Accredited Investors.

____ (g) An employee benefit plan within the meaning of Title I of ERISA, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000.

____       (h)   A  bank  as  defined in section 3(a)(2)  of  the
           Securities  Act  of 1933, as amended (the  "Securities
           Act"), whether acting in its individual or fiduciary capacity.

____       (i)   An insurance company as defined in section 2(13)
           of the Securities Act.

____       (j)    An  investment  company  registered  under  the
           Investment Company Act of 1940.

____       (k)   A  business development company  as  defined  in
           section  2(a)(48)  of the Investment  Company  Act  of
           1940.

____       (l)   A Small Business Investment Company licensed  by
           the  U.S. Small Business Administration under  section
           301(c) or (d) of the Small Business Investment Act  of
           1958.

____ (m) A private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

____ (n) An organization as described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000.

____ (o) A savings and loan association or similar institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity. Credit unions and savings banks are encompassed within the "similar institution" language.

____       (p)   An  investment  broker - dealer,  if  registered
           under the Securities Exchange Act of 1934, that is purchasing for its own account.

____       (q)   A  corporation, partnership, or business  trust,
           not formed for the specific purpose of acquiring the securities offered, with total assets over $5,000,000.

____ (r) A trust with assets over $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act.

____ (s) A plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

3. In making this subscription for the purpose of purchasing the Units, the Investor represents and warrants that it:

          (a) has executed and delivered a copy of this Subscription Agreement, the Letter of Credit and any other documents furnished to it and all information which the Investor has provided is true, correct, and complete as of the date of the execution of this Subscription Agreement. If there is any material change in such information prior to the time of acceptance of this Subscription Agreement pursuant to the provisions below, the Investor will immediately provide complete information as to such changed information;

          (b) hereby acknowledges receipt of the Memorandum relating to the Units, and alone or with its advisors, if any, has carefully reviewed the Memorandum and agrees to the terms thereof;

          (c) is capable of bearing the economic risk of the investment for an indefinite period of time, has no need for liquidity with respect to the investment in the Units and has considered whether it could afford a complete loss of such investment;

          (d) is acquiring the Units for its own account, for investment, and not with a view to distribution thereof or with any present intent of offering or selling such Units in a transaction that would require registration under the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction, and hereby agrees and covenants not to transfer or otherwise dispose of any Units unless, in the opinion of counsel, which opinion shall be satisfactory to counsel for the Company, such Units may be legally transferred or otherwise disposed of without registration or qualification under the Securities Act, and applicable state or other federal statutes, or such Units shall have been registered or qualified and an appropriate prospectus shall then be in effect;

          (e)  is aware and understands that:

               (i) an investment in the Units involves certain risks and the Investor has taken full cognizance of and understands all the risk factors related to the business objectives of the Company and the purchase of Units, including those set forth in the Memorandum;

               (ii) the Units (and the Warrants represented thereby and underlying shares of Common Stock) subscribed hereto (a) are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act and (b) neither have been, nor may ever be, registered under either the Securities Act and/or regulations promulgated thereunder, or the securities laws of any state, and the Company has no obligation nor intention to so register the Units;

               (iii) the Units (and Warrants and underlying shares of Common Stock represented thereby) are restricted and there is only a limited market for unrestricted shares of Common Stock on the OTC Bulletin Board, nor is there any assurance or expectation that this limited market will continue or another market will develop;

               (iv) the investment will be for an indefinite period and the transferability of the Units (and Warrants and underlying shares of Common Stock) is specifically restricted;

               (v) no state or federal agency has reviewed or endorsed the Memorandum or the Units;

               (vi) this Subscription Agreement is irrevocable and shall survive the death or disability of the undersigned; the Company has the unconditional right to accept or reject this Subscription Agreement in whole or in part; the sale of Units pursuant hereto is subject to approval of certain legal matters by counsel and to other conditions; and all obligations hereunder shall terminate in the event this Subscription Agreement is not accepted and the Investor's Letter of Credit is returned; and

               (vii) although the Company will attempt to disclose all material facts known to the Company that might affect the investment, no representation or warranty can be given that other material facts or risks that are unknown to the Company do not exist.

           (f) will, and each subsequent holder is required to, notify any subsequent holder from it of the resale restrictions set forth herein;

          (g)   confirms  that  it is acquiring  Units  having  a
minimum purchase price of at least $50,000 (unless otherwise approved) for its own account or for each separate account for which it is acting and acknowledges that the Company will not be required to accept for registration of transfer any Units or underlying Securities, except upon presentation of evidence satisfactory to the Company and such registrar that the restrictions on transfer set forth above have been complied with, and that any such Units or underlying Securities will be subject to the legend set forth below;

          (h) acknowledges that neither the Company nor any person representing the Company has made any representation to it with respect to the Company or the Offering or sale of any Units, other than the information contained in the Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the Company and the Units as it has deemed necessary in connection with its decision to purchase the Units, including an opportunity to ask questions of and request information from the Company;

          (i) that Investor is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act ("Accredited Investor"). Such Accredited Investor invests in or purchases securities similar to the Units and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Units. Such Accredited Investor is aware that it may be required to bear the economic risk of an investment in the Units for an indefinite period of time and is able to bear such risk for an indefinite period;

          (j) is purchasing the Units for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act and agrees on its own behalf and on behalf of any investor account for which it is purchasing the Units and each subsequent holder of the Units by its acceptance thereof will agree, to sell, pledge or otherwise transfer such Units or underlying Securities only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, or
(c) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each in accordance applicable state securities laws. Each Investor acknowledges that the Company reserves the right prior to any sale, pledge or other transfer pursuant to clause, (c) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company;

          (k)    acknowledges  that  the  Units,   Warrants   and
underlying   shares   of   Common   Stock   (collectively,    the
"Securities"), and certificates representing them will contain a legend substantially to the following effect:

          "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

          THE HOLDER OF THE SECURITIES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT THE SECURITIES EVIDENCED HEREBY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE COMPANY, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (III) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH IN ACCORDANCE APPLICABLE STATE SECURITIES LAWS. EACH HOLDER ACKNOWLEDGES THAT THE COMPANY RESERVES THE RIGHT PRIOR TO ANY SALE, PLEDGE OR OTHER TRANSFER PURSUANT TO CLAUSE (III) TO
          REQUIRE: (A) AN OPINION LETTER OF COUNSEL AND SUCH CERTIFICATIONS AND DOCUMENTS TO THE COMPANY'S SATISFACTION, AND (B) THE HOLDER AND EACH SUBSEQUENT HOLDER TO NOTIFY ANY SUBSEQUENT HOLDER OF THESE RESALE RESTRICTIONS";

          (l) acknowledges that the Company and others will rely upon the truth and accuracy of the acknowledgments, representations, certifications and agreements contained herein and agrees that, if any of the acknowledgments, representations or warranties made by its purchase of Units are no longer accurate, it shall promptly notify the Company. If it is acquiring any Units as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations, certifications and agreements on behalf of each such account; and

          (m) understands and agrees that the Company will hold all of the Letters of Credit until the Minimum Offering is closed. If the minimum offering ($200,000) is not timely sold as provided in the Memorandum, the Subscription Agreement and Letter of Credit will be returned without interest or deduction. In this regard, I undertake to supply the Company with a current address for return purposes at all times during the subscription period. I further understand and agree that should the Company be unable to contact me for any return of subscription, it may destroy or tender any Letter of Credit as missing property to the State Treasurer in the state where the Company's offices are located, or into a court of competent jurisdiction.

4. If the Investor is a corporation, partnership, or other entity, the Investor also represents and warrants that it is authorized and otherwise duly qualified to purchase and hold the Units, that such entity has its principal place of business as set forth below, and that such entity has not been formed for the specific purpose of acquiring Units.

5. This Subscription Agreement and the representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally. This Subscription Agreement, and related Offering documents shall be governed by and interpreted in accordance with (i) the General Corporate Laws of the State of Nevada and (ii) to the extent applicable, other laws (including those governing contracts) the State of Arizona, without regard for principles of conflicts of laws. The parties agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement, Offering, Letter of Credit or Warrant must be instituted in a State or Federal court in the City of Phoenix, Maricopa County, State of Arizona, and they hereby irrevocably submit to the jurisdiction of any such court.

6.    In  the  event  that  any provision  of  this  Subscription
Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified in the manner least adverse to the protected party or parties to conform with such state or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

7. IN THE EVENT THE LENDER DRAWS ON OR DEMANDS PAYMENT UNDER THE INVESTOR'S LETTER OF CREDIT, THE INVESTOR'S SOLE RECOURSE AGAINST THE COMPANY SHALL BE THE RIGHT TO CONVERT THE AMOUNTS DRAWN AND PAID UNDER THE LETTER OF CREDIT THE COMPANYS INTO COMMON STOCK PURSUANT TO THE TERMS OF THE WARRANT. THE INVESTOR WAIVES ANY AND ALL LIABILITY AGAINST OR INDEMNIFICATION OR CONTRIBUTION FROM THE COMPANY RESULTING FROM ANY DRAFTS DRAWN ON THE LETTER OF CREDIT OR PAYMENT OF EXPENSES INCURRED BY THE INVESTORS IN CONNECTION WITH THE LETTER OF CREDIT.

8. Each Investor agrees to provide a Letter of Credit for the amount equal to the number of Units purchased (the "Subscription Amount"). Each Investor agrees to pay and perform, as and when due, the obligations under its Letter of Credit and agrees to keep the Letter of Credit in effect for the earlier of (i) September 1, 2002, (ii) until such time the Company consents in writing or (iii) such time as the Investor has paid its Subscription Amount. From time to time, as determined by the Company in good faith, the Subscription Amount may be paid by either or a combination of the following: (a) the Investor exercises its Warrant for the underlying shares of Common Stock and pays the aggregate exercise price, or (b) the Investor pays such amounts drawn on and paid by the Investor under its Letter of Credit. The Investor waives, to the fullest extent permitted by law, diligence in collecting the amounts due under the Line of Credit and all demands, consents or notices with respect to the Line of Credit, including, but not limited to, notice of any amendment of the Line of Credit documents, change in Lender, notice of the occurrence of any default, notice of intent to accelerate and notice of that the Company has incurred any obligation or indebtedness. Investor cannot request that the Lender proceed against the Company. Investor's recourse against the Company in connection with the Line of Credit or Letters of Credit is strictly limited to the conversion rights under the Warrant.

9. Neither this Subscription Agreement nor any of its provisions may be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement. The Investor agrees to cooperate and make reasonable efforts to provide information, documentation, and assistance as reasonably requested to perform under this Subscription Agreement, Warrant and the Letter of Credit. This Subscription Agreement, Warrant and the Letter of Credit may not be assigned (by operation of law or otherwise, e.g. merger, consolidation, change in control) by Investor without the prior written consent of the Company, in its sole discretion. This Subscription Agreement, Warrant and Letter of Credit shall be binding upon and inure to the benefit of the
Investor and the Company and their respective successors and permitted assigns. This Subscription Agreement shall not confer any rights or remedies upon any person other than the Investor, the Company and their respective successors and permitted assigns.





                   [INTENTIONAL BLANK SPACE]





I declare under penalty of perjury that the foregoing is true and correct and that this Subscription Agreement was executed on this _____ day of __________________, _____.


---------------------------    -------------------------------------
Investor Signature             Signature of Spouse (if jointly held)


-----------------------------   -------------------------------------
Printed Name (and position if     Printed Name (and position if
Authorized Representative of      Authorized Representative
an Entity)                        of an Entity)

REGISTRATION AND ADDRESS

Registration
___Mr.
___Ms.    -------------------------------------------------------------
___Mrs.   Please print Name(s) in which your Warrants are to be Registered


Social Security or Taxpayer ID Number(s)
                                        ---------------------------------
Business  Address (Investors must complete Business  Address  for
Registration Purposes)
-------------------------------------------------------------------------
(Address or location of nearest road - No P.O. Boxes please)

Telephone Number(s)   (___)  __________________    (___) _______________
                                (Business)                   (Home)

Mailing Address or P.O. Box (for receipt of Company communications)

--------------------------------------------------------------------------

Vesting - Check One  (see below for explanation of asterisks)

___Individual   ownership      __Joint Tenants with Right of Survivorship*
___Community Property*         __Trust or Fiduciary Capacity***
___Corporate or Partnership**  __Retirement Plan***
___Tenants in Common*
___Name of trustee or fiduciary***
___Other

*     Signature of all parties required
**    In the case of a partnership, state the names of all partners
***   Fill in name of trustee or fiduciary

A COMPLETED, SIGNED AND DATED IRREVOCABLE LETTER OF CREDIT SHOULD
ACCOMPANY THIS SUBSCRIPTION AGREEMENT.

Received and Approved:

TRAVEL DYNAMICS, INC.

By    ___________________________
Its   ___________________________